FPA Queens Road Small Cap Value Fund

Investor Class (Ticker: QRSVX)
Advisor Class (Ticker: QRSAX)
Institutional Class (Ticker: QRSIX)

FPA Queens Road Value Fund

(Ticker: QRVLX)

Each a series of Bragg Capital Trust (the "Trust")

Supplement dated May 18, 2023 to
the Prospectus for the FPA Queens Road Small Cap Value Fund
dated September 28, 2022, as amended March 17, 2023 and May 5, 2023, the Prospectus for the FPA Queens Road Value Fund
dated September 28, 2022,
and the Statement of Additional Information ("SAI") for the Funds
dated September 28, 2022, as amended March 17, 2023.

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATIONS ***

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization (the "Plan") for each of the FPA Queens Road Small Cap Value Fund and the FPA Queens Road Value Fund (each, an "Acquired Fund"), each a series of the Trust, providing for the reorganization of each Acquired Fund into a corresponding newly created shell series (each, an "Acquiring Fund") of FPA Funds Trust, a Delaware statutory trust (the "Reorganization").

Each Acquiring Fund and its corresponding Acquired Fund will have identical investment objectives, investment strategies and fundamental investment policies. Following the Reorganization, each Acquired Fund's current investment adviser, First Pacific Advisors, LP (the "Adviser"), and current sub-adviser, Bragg Financial Advisors, Inc. (the "Sub-Adviser"), will continue to serve as the investment adviser and sub-adviser, respectively, to each Acquiring Fund. The portfolio manager responsible for the day-to-day portfolio management of the Acquired Funds will continue to be responsible for the day-to-day portfolio management of the Acquiring Funds.

The Plan provides for the transfer of all of the assets and liabilities of an Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value ("NAV") equal to the aggregate NAV of the Acquired Fund. The Acquired Fund will then immediately distribute to its shareholders the portion of shares of the Acquiring Fund to which each shareholder is entitled. Upon completion of the Reorganization, shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the corresponding Acquired Fund owned by the shareholders on the closing date of the Reorganization. Shareholders of each Acquired Fund, will receive the same class of shares of their corresponding Acquiring Fund. The Reorganization is not expected to result in the recognition of gain or loss by either Acquired Fund or its shareholders for federal income tax purposes. The Adviser will pay all costs associated with the Reorganization.

No vote of the shareholders of either Acquired Fund is required to approve the Reorganization. A Prospectus/Information Statement that contains important information about the Reorganization and each Acquiring Fund, including information about investment strategies, risks, fees and expenses, will be mailed before the consummation of the Reorganization to holders of each Acquired Fund's shares in June 2023. The Reorganization is expected to take effect in the third quarter of 2023.

Please file this Supplement with your records.